                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )


Filed by the Registrant  /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Under Rule 14a-12

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ /     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

        (2)    Form, Schedule or Registration Statement No.:

        (3)    Filing Party:

        (4)    Date Filed:

Dear First American Fund Shareholder:

     On Wednesday, December 8, 2004, a special meeting of the shareholders of our International Fund (the "Fund"), a series of mutual fund shares issued by First American Investment Funds, Inc. ("FAIF"), will be held at the offices of the Fund's investment advisor, U.S. Bancorp Asset Management, Inc. (the "Advisor"), located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. You are being asked to approve an investment sub-advisory agreement for the Fund with J.P. Morgan Investment Management Inc. ("J.P. Morgan"). As you know from the prospectus supplement that you received, the board of directors of the Fund (the "Board") approved the appointment of J.P. Morgan as the sub-advisor to the Fund, subject to the approval of the Fund's shareholders. At the same time, the Board approved termination of the previous sub-advisory agreement with Clay Finlay Inc. ("Clay Finlay"). The Board is now recommending that you approve an investment sub-advisory agreement among FAIF, on behalf of the Fund, the Advisor and J.P. Morgan. If you approve this agreement, J.P. Morgan will assume management of the Fund from Clay Finlay shortly after the meeting.

     The proxy statement that accompanies this letter contains detailed information on this proposal. I encourage you to read it carefully. You will also find information in a "Question and Answer" format designed to provide answers to some of the questions that we anticipate you will have. After you have read the accompanying materials, please fill out your proxy card, sign it and send it back to us. You may also vote by telephone or by internet, by following the instructions that appear on the proxy card.

YOUR PROMPT VOTE MAKES A DIFFERENCE

     It is very important that you vote as soon as possible. The proposal requires that a majority of the shareholders of the Fund participate in the voting process. If the required number of shareholders do not participate, additional mailings and shareholder solicitation will be required.

THE BOARD OF DIRECTORS RECOMMENDS A "YES" VOTE FOR THE PROPOSAL

     The proposal has been thoroughly reviewed by the Board, whose role is to protect your interests as a shareholder. The Board believes that approval of the Fund's sub-advisory agreement with J.P. Morgan is in the best interests of the Fund and its shareholders and unanimously recommends that you vote FOR the proposal.

THREE WAYS TO VOTE

     We've made the voting process as easy and convenient as possible. You can vote by mail using the enclosed proxy card, or take advantage of the telephone or internet voting procedures described on the proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor reminding you to vote your shares.

     We thank you for your continued support of the Fund, and urge you to cast your vote as soon as possible.

                                          Sincerely,

                                          /s/ Thomas S. Schreier, Jr.

                                          Thomas S. Schreier, Jr.
                                          President

                              IMPORTANT INFORMATION

     While we encourage you to read the entire enclosed proxy statement, we thought it would be helpful to provide brief answers to some questions.

Q.   WHAT PROPOSAL AM I BEING ASKED TO CONSIDER?

A. You are being asked to approve an investment sub-advisory agreement for the Fund with J.P. Morgan. On September 16, 2004, the Board approved the appointment of J.P. Morgan as the sub-advisor to the Fund, subject to the approval of the Fund's shareholders. Assuming shareholder approval is obtained, J.P. Morgan will assume management of the Fund from the Fund's current sub-advisor, Clay Finlay, shortly after the shareholder meeting.

Q. WHY DID THE BOARD APPOINT J.P. MORGAN TO ACT AS THE FUND'S INVESTMENT SUB-ADVISOR?

A. The Board believes that approval of the Fund's sub-advisory agreement with J.P. Morgan is in the best interests of the Fund and its shareholders. Both the Board and the Advisor have been dissatisfied with the performance of the Fund's current sub-advisor. J.P. Morgan was selected as a replacement because of, among other things, its strong performance record with respect to similar portfolios it manages, its investment style and process, and the depth of experience of its portfolio management team.

Q. DOES THE AGREEMENT THAT I'M BEING ASKED TO APPROVE DIFFER FROM MY FUND'S CURRENT INVESTMENT SUB-ADVISORY AGREEMENT?

A. Yes, in some respects. Although the proposed investment sub-advisory agreement is substantially similar to the Fund's current investment sub-advisory agreement with Clay Finlay, there are some differences. For instance, sub-advisory fees payable to J.P. Morgan under the proposed investment sub-advisory agreement are higher than fees currently payable to Clay Finlay. In addition, this increase in fees will be borne entirely by the Advisor and paid by the Advisor out of the investment advisory fees it receives from the Fund. The Fund will not bear any of the cost of the increased sub-advisory fee.

Q. WILL MY FUND BE MANAGED ANY DIFFERENTLY IF J.P. MORGAN IS APPROVED AS THE FUND'S SUB-ADVISOR?

A. Yes. Assuming shareholder approval is obtained, J.P. Morgan will take over as the Fund's investment sub-advisor under the proposed definitive investment sub-advisory agreement shortly after the shareholder meeting on December 8, 2004. A team of portfolio managers at J.P. Morgan will use their own investment strategy when managing the Fund. This strategy differs from the investment strategy currently used by Clay Finlay. The investment objective of the Fund will remain the same. J. P. Morgan's investment strategy is described in the attached proxy statement.

Q.   HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. After careful consideration, the members of the Board unanimously recommend that you vote FOR the investment sub-advisory agreement between the Fund and J.P. Morgan.

Q.   WHEN IS MY PROXY DUE?

A.   We would like to receive your vote as soon as possible.

Q.   HOW DO I VOTE MY SHARES?

A. By phone - please see the voting instructions on your voting instruction card or ballot. Call the toll-free number listed and follow the recorded instructions.

     By Internet - please see the voting instructions on your voting instruction card or ballot for the applicable internet address. Once there, enter the control number located on your proxy card.

     By mail - All ballots must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

          Proxy Tabulator
          P.O. Box 9134
          Hingham, MA  02043

Q.   WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A.   Please call First American Investor Services at (800) 677-FUND.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                               INTERNATIONAL FUND
                                800 NICOLLET MALL
                          MINNEAPOLIS, MINNESOTA 55402

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 2004


     First American Investment Funds, Inc. ("FAIF") will hold a special meeting of shareholders of the International Fund (the "Fund"), a separate mutual fund series issued by FAIF, at the offices of U.S. Bancorp Asset Management, Inc., located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, on December 8, 2004, at 3:00 p.m. for the following purposes:

          (1) To approve an investment sub-advisory agreement for the Fund with J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), as detailed in the attached proxy statement.

          (2) To transact any other business properly brought before the meeting.

     The board of directors of the Fund unanimously recommends approval of the Fund's investment sub-advisory agreement with J.P. Morgan.

     Only shareholders of record as of the close of business on October 12, 2004, may vote at the meeting or any adjournment(s) of the meeting.

     YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, BY INTERNET OR BY MAIL. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE HELP THE US AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING AS SOON AS POSSIBLE.

                                  James D. Alt

                                  Secretary

Dated: October 22, 2004

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                               INTERNATIONAL FUND
                                800 NICOLLET MALL
                          MINNEAPOLIS, MINNESOTA 55402


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 8, 2004


     The board of directors (the "Board") of First American Investment Funds, Inc. ("FAIF") is soliciting the enclosed proxy in connection with a special meeting of shareholders of the International Fund (the "Fund"), a separate mutual fund series issued by FAIF, to be held on December 8, 2004, and any adjournment of the meeting. The purpose of this proxy statement is to provide you with additional information regarding the proposal to be voted on at the meeting and to ask you to vote in favor of the proposal and any adjournment of the meeting.

     The special meeting is being held to consider the approval of an investment sub-advisory agreement (the "New Agreement") among FAIF, on behalf of the Fund, U.S. Bancorp Asset Management, Inc. (the "Advisor"), which acts as the Fund's investment advisor, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"). In addition to serving as the Fund's investment advisor, the Advisor also serves as co-administrator for the Fund, along with its affiliate, U.S. Bancorp Fund Services, LLC ("USBFS"). Quasar Distributors, LLC ("Quasar") is the distributor (principal underwriter) of the Fund's shares. The Advisor is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. Quasar and USBFS are located at 615
E. Michigan Street, Milwaukee, Wisconsin 53202.

     In order for the shareholder meeting to go forward, there must be a quorum. This means that at least 10% of the Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote "against" the proposal. Broker non-votes will not be counted as present in calculating the vote on the proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

     If a quorum is not obtained or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting). Abstentions and broker non-votes will not be voted with respect to any proposed adjournments, but abstentions will be counted as "present" for this purpose.

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Fund's secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "FOR" the proposal.

     The Advisor will pay all costs of solicitation, including the cost of preparing and mailing the notice of special shareholders meeting and this proxy statement. Representatives of the Advisor, without cost to the Fund, may solicit proxies by means of mail, telephone, or personal calls. The Advisor may also arrange for an outside firm to solicit shareholder votes by telephone on behalf the Fund.

     Only shareholders of record on October 12, 2004, may vote at the meeting or any adjournment of the meeting. On that date the Fund had _________ shares issued and outstanding. Each shareholder is entitled to one vote for each share owned on the record date. The proposal to be presented at the meeting will not entitle any shareholder to cumulative voting or appraisal rights.

     At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, the persons named as proxies will vote upon these matters according to their best judgment.

     THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE WRITE TO FIRST AMERICAN FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402 OR CALL (800) 677-FUND.

     Please be sure to read the entire proxy statement before casting your vote. If you need help voting your proxy, you may call First American Funds at
(800) 677-FUND.

     This proxy statement and proxy card were first mailed to shareholders on or about October 22, 2004.

                               PROPOSAL TO APPROVE
                      AN INVESTMENT SUB-ADVISORY AGREEMENT
                              BETWEEN THE FUND AND
                                   J.P. MORGAN


BACKGROUND

     The Board, including a majority of the directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of either FAIF, the Advisor or J.P. Morgan, has approved, and recommends that shareholders of the Fund approve, the New Agreement. The form of the New Agreement is attached to this proxy statement as Exhibit A.

     Clay Finlay Inc. ("Clay Finlay") currently acts as the Fund's sub-advisor pursuant to a sub-advisory agreement (the "Old Agreement") that was most recently approved by the Board at a meeting held June 9, 2004, for the period of July 1, 2004 through June 30, 2005. Both the Board and the Advisor, however, had been dissatisfied with the Fund's performance under the management of Clay Finlay. Therefore, the Advisor conducted a broad search and review of international fund investment managers. The Advisor performed extensive research and analysis of many factors, including performance records, quantitative and qualitative measures of performance and investment styles, and strength and depth of management.

     The Advisor selected J.P. Morgan, and recommended J.P. Morgan to the Board, because of, among other things, J.P. Morgan's strong performance record with respect to similar portfolios it manages, the depth of experience of its portfolio management team, and its investment style and process.

     If the shareholders of the Fund approve this proposal, the New Agreement will become effective shortly after the approval and J.P. Morgan will assume management of the Fund from Clay Finlay. THE TERMS AND CONDITIONS OF THE NEW AGREEMENT ARE SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO THE TERMS AND CONDITIONS OF THE CURRENT AGREEMENT, EXCEPT AS NOTED BELOW.

DIRECTOR ACTION AND BASIS FOR RECOMMENDATION

     At a meeting of the Board held on September 16, 2004, the Board reviewed the Advisor's recommendation to hire J.P. Morgan as sub-advisor to the Fund. The Board met with members of J.P. Morgan's proposed portfolio management team, who reviewed with the Board materials that included, among other things, background information on J.P. Morgan, information regarding J.P. Morgan's investment strategy and process, an analysis of the Fund's existing portfolio compared to its hypothetical portfolio constructed using this investment strategy and process, composite performance of portfolios managed by J.P. Morgan using this investment strategy and process, and information on the proposed portfolio management team. The Board also reviewed J.P. Morgan's Code of Ethics. Finally, the Board reviewed the terms of the New Agreement.

     The Board unanimously approved the New Agreement and concluded that the terms of the New Agreement are fair and reasonable and in the best interest of shareholders of the Fund. In making this determination, the Board considered the following factors:

     - the performance of J.P. Morgan with respect to similar portfolios managed by J.P. Morgan, which demonstrated historically strong and consistent performance relative to the Fund's benchmark;

     -    the depth of experience of J.P. Morgan's portfolio management team;

     - the terms of the New Agreement, including the nature and scope of services to be provided by J.P. Morgan to the Fund, which the Board believed are comprehensive in light of the nature of the Fund; and

     - the structure and rate of the fees charged by J.P. Morgan to the Advisor under the New Agreement, taking into account the fact that the increase in fees over those charged by Clay Finlay will be borne entirely by the Advisor and not by the Fund.

     The Board was advised and assisted by counsel to the independent directors and fund counsel. No single factor or group of factors was deemed to be determinative by the Board in approving the New Agreement. Instead, the Board based its decisions on the totality of the information which it requested and reviewed.

     The Board recommends that the shareholders of the Fund approve the New Agreement. Approval of the New Agreement requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the New Agreement.

THE NEW AGREEMENT

     Under the New Agreement, J.P. Morgan will act as the investment sub-advisor for, and will manage the affairs, business, and the investment of the assets of the Fund. Within the framework of the investment objective and the investment policies and restrictions of the Fund, and subject to the supervision of the Board and the Advisor, J.P. Morgan will have the responsibility for the management of the Fund's portfolio and the making and execution of all investment decisions for the Fund. The New Agreement will be executed shortly after the approval by shareholders of the Fund. The following is a brief summary of the material terms of the New Agreement. Unless specified below, the provisions of the New Agreement are substantially similar to the provisions to the Old Agreement.

     TERM. The New Agreement will take effect shortly after the approval of the shareholders of the Fund, has an initial two-year term and continues automatically for successive one-year terms thereafter so long as its continuance is approved annually by the Board or a majority of the Fund's outstanding voting securities, provided in either case that the continuance is also approved by the majority of the Board who are not interested persons. The New Agreement can be terminated, without penalty, on 90 days written notice by the Advisor, by the Board on behalf of the Fund, by vote of holders of a majority of the Fund's shares or by J.P. Morgan. The New Agreement also terminates automatically if assigned by any party.

     DUTIES. J.P. Morgan is required to, subject to the supervision of the Advisor and the Board, manage the Fund's portfolio in accordance with the Fund's investment objective and policies, place purchase and sale orders for portfolio transactions for the Fund, and employ professional portfolio managers and securities analysts to provide research service to the Fund.

     BROKERAGE. In selecting brokers or dealers to execute transactions on behalf of the Fund, J.P. Morgan will seek the best overall terms available. In doing so, J.P. Morgan will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. J.P. Morgan is also authorized to consider the brokerage and research services provided to the Fund and/or other accounts over which J.P. Morgan or its affiliates exercise investment discretion.

     STANDARD OF CARE. J.P. Morgan will exercise its best judgment in rendering the services under the New Agreement. J.P. Morgan shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the New Agreement, except a loss resulting from "willful misfeasance, bad faith or gross negligence" on its part in the performance of its duties or from "reckless disregard" by it of its obligations and duties under the New Agreement. Under the Old Agreement, the standard of care for the sub-advisor was "negligence," rather than "gross negligence."

     INDEMNIFICATION. The Advisor will indemnify and hold harmless J.P. Morgan from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising, from or in connection with the New Agreement or the performance of J.P. Morgan's duties, subject to certain exceptions. J.P. Morgan will indemnify and hold harmless the Advisor and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses), arising, from J.P. Morgan's misfeasance, bad faith or gross negligence in the performance off its duties or from its reckless disregard of its obligations and duties, subject to certain exceptions.

     FEES. The Fund's New Agreement provides that the Advisor will pay J.P. Morgan a sub-advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:

                                               ADVISORY FEE AS PERCENTAGE
                  FUND                            OF AVERAGE NET ASSETS
------------------------------------------- --------------------------------
  On the first $100 million in assets                     .34%
  On the next $250 million in assets                      .30%
  On the next $1.25 billion in assets                     .24%
  On all assets in excess of $1.6 billion                 .22%

     Under the Old Agreement, the Advisor paid a fee at an annual rate equal to 0.25% of the average daily net assets of all funds sub-advised by Clay Finlay in the First American fund complex, up to $500 million, and 0.10% of the average daily net assets of all funds sub-advised by the Clay Finlay in the First American fund complex, in excess of $500 million. The investment advisory fee paid to the Clay Finlay during the past fiscal year under the Old Agreement was $2,007,134. If the fees proposed under the New Agreement were in place during the same period, Clay Finlay would have received $3,257,524. However, this increase in fees will be borne entirely by the Advisor and paid by the Advisor out of the investment advisory fee paid to the Advisor by the Fund. The advisory fee rate paid by the Fund will not change.

     The Fund did not pay any investment advisory fees or make any other material payments to J.P. Morgan or its affiliates during the Fund's past fiscal year. The Fund did not pay any commissions to any affiliated brokers during the past fiscal year.

                      ADDITIONAL INFORMATION ABOUT THE FUND

     As of August 31, 2004, all directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of that date, the following persons were known to Fund management to be the beneficial owners of 5% or more the Fund.

                  NAME AND                     NUMBER OF        PERCENT
         ADDRESS OF BENEFICIAL OWNER          SHARES OWNED      OF CLASS
     ------------------------------------    -------------    ------------
     INTERNATIONAL CLASS A
     PIPER JAFFRAY FOR THE SOLE BENEFIT      1,289,695.246       29.55%
     OF ITS CLIENTS
     ATTN JAMI PODHRADSKY
     1075 BAKER BLDG
     706 SECOND AVE S
     MINNEAPOLIS MN 55402-3003

     INTERNATIONAL CLASS B
     PIPER JAFFRAY FOR THE SOLE BENEFIT       244,139.271        30.26%
     OF ITS CLIENTS
     ATTN JAMI PODHRADSKY
     1075 BAKER BLDG
     706 SECOND AVE S
     MINNEAPOLIS MN 55402-3003

     INTERNATIONAL CLASS C
     PIPER JAFFRAY FOR THE SOLE BENEFIT       493,796.270        55.61%
     OF ITS CLIENTS
     ATTN JAMI PODHRADSKY
     1075 BAKER BLDG
     706 SECOND AVE S
     MINNEAPOLIS MN 55402-3003

     INTERNATIONAL CLASS Y
     CAPINCO                                58,462,861.823       51.84%
     C/O US BANK
     PO BOX 1787
     MILWAUKEE WI 53201-1787

     BAND & CO                              29,641,384.640       27.08%
     C/O US BANK
     PO BOX 1787
     MILWAUKEE WI 53201-1787

     WASHINGTON & CO                        12,005,423.757       10.65%
     C/O US BANK
     PO BOX 1787
     MILWAUKEE WI 53201-1787

     INTERNATIONAL CLASS R
     FIRST AMERICAN FUNDS                       101.937         100.00%
     ATTN MIKE BUTALA BC-MN-H05U
     800 NICOLLET MALL
     MINNEAPOLIS MN 55402-7000

                    ADDITIONAL INFORMATION ABOUT J.P. MORGAN

     J.P. Morgan, located at 522 Fifth Avenue, New York, NY 10036, is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, located at 270 Park Avenue, New York, New York 10017. As of June 30, 2004, J.P. Morgan and its affiliates had approximately $570 billion in assets under management. The name and principal occupation of the principal executive officer and each director of J.P. Morgan are set forth below. The address of each such individual is that of J.P. Morgan. None of the officers or directors of the Fund are officers, directors or employees of J.P. Morgan or any of its affiliates.

                                   POSITION                                  PRINCIPAL
          NAME                 WITH J.P. MORGAN                             OCCUPATION
-------------------------   ----------------------   --------------------------------------------------
George C. Gatch             Managing Director        Director and President of J.P. Morgan Funds.

Evelyn E. Guernsey          Managing Director        Director and President of J.P. Morgan Investment
                                                     Management Inc. ("JPMIM") and Chief Executive
                                                     Officer of Institutional Sales and Services.

Lawrence Unrein             Managing Director        Director and Head of the Private Equity Group for
                                                     JPMorgan Fleming Asset Management ("JPMFAM").

Mark B.E. White             Managing Director        Director and Head of International Institutional
                                                     Business for JPMFAM.

Marvin Chiddick             Vice President           Treasurer of JPMIM.

Anthony M.L. Roberts        Managing Director        Associate General Counsel and Head of Legal for
                                                     J.P. Morgan Chase & Co.'s global asset management
                                                     business.

Thomas J. Smith             Managing Director        Chief Compliance Officer for J.P. Morgan Chase &
                                                     Co.'s investment management business in the
                                                     Americas.

     The table below sets forth information regarding funds for which J.P. Morgan acts as investment advisor that have investment objectives similar to the investment objectives of the Fund.

                                                                              RATE OF
                                                                           COMPENSATION
                                                       APPROXIMATE        PAYABLE TO J.P.
                       FUND                           NET ASSETS(1)          MORGAN(2)
--------------------------------------------------   ---------------   ---------------------
AST J.P. Morgan International Equity Portfolio       $    43,753,399   First $250(3)   .35%
                                                                       Next $500(3)    .33%
                                                                       Thereafter      .30%
Accessor International Equity Fund                   $    76,933,349                   .40%

----------
(1)  Net assets are as of June 30, 2004, for each of the funds.

(2)  Calculated as an annual percentage of the fund's average daily net assets.

(3)  Millions.


J.P. MORGAN INVESTMENT STRATEGY

     J.P. Morgan uses a bottom-up investment strategy which combines local market insight with global sector comparisons. The process begins with stock rankings at the local level, where stocks are evaluated by J.P. Morgan's regional investment teams based on business, financial, management and valuation factors. A team of London-based portfolio managers then selects stocks from among those which are ranked highly at the local level using global sector analysts' recommendations. This team's stock selections also take into account country and region weightings vis a vis the fund's benchmark.

PORTFOLIO MANAGER

     James Fisher heads the J.P. Morgan team which will manage the Fund if the New Agreement is approved. Mr. Fisher is a senior portfolio manager and managing director in the firm's global portfolio group based in London. Mr. Fisher joined the firm in 1985.

                              SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual shareholder meetings. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.


                                         James D. Alt
                                         Secretary


Dated: October 22, 2004

                                   APPENDIX A

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

           First American Investment Funds, Inc. - International Fund

____________________, 2004
J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Dear Sir or Madam:

     First American Investment Funds, Inc., a Maryland Corporation (the "Corporation"), and U.S. Bancorp Asset Management, a Delaware corporation (the "Advisor"), hereby agree with J.P. Morgan Investment Management Inc., a Delaware corporation (the "Sub-Advisor") as follows:

     1. INVESTMENT DESCRIPTION; APPOINTMENT. The Corporation desires to employ the capital of the Corporation's International Fund (the "Fund") by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation and Bylaws, each as amended to date (the "Charter Documents"), and in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Corporation's Registration Statement on Form N-IA, as amended from time to time, and in such manner and to such extent as from time to time may be approved by the Corporation's Board. Copies of the Prospectus, the Statement and the Charter Documents, each as currently in effect, have been delivered to the Sub-Advisor. The Corporation agrees, on an ongoing basis, to provide to the Sub-Advisor as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement and amendments to the Charter Documents. The Corporation desires to engage and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

     2. SERVICES AS INVESTMENT SUB-ADVISOR, GUIDELINES AND ADVICE. Subject to the supervision of the Corporation's Board and of the Advisor, the Sub-Advisor will (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies stated in the Prospectus, the Statement and the Charter Documents, but subject to the Guidelines (as such term is defined below); (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) employ professional portfolio managers and securities analysts to provide research services to the Fund. In providing these services, the Sub-Advisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.

     The Advisor agrees on an on-going basis to provide or cause to be provided to the Sub-Advisor guidelines, to be revised as provided below (the "Guidelines"), setting forth limitations, by dollar amount or percentage of net assets, on the types of securities in which the Fund is permitted to invest or investment activities in which the Fund is permitted to engage. The Guidelines shall remain in effect until 12:00 p.m. on the third business day following actual receipt by the Sub-Advisor of a written notice, denominated clearly as such, setting forth revised Guidelines. The Sub-Advisor shall be permitted to rely on the most recent Guidelines delivered to it. The Corporation and the Advisor agree that the Sub-Advisor may rely on the Guidelines without independent verification of their accuracy.

     3. BROKERAGE. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion.

     4. INFORMATION PROVIDED TO THE CORPORATION. The Sub-Advisor will keep the Corporation and the Advisor informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Corporation and the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

          (a) Sub-Advisor agrees to furnish the information requested of a sub-advisor, as set forth in the Fund's Valuation Procedures, as currently existing or hereafter modified, including, without limitation, advising the Advisor as soon as practicable of any "significant event" (as defined in the Valuation Procedures) relating to, or affecting the value of, any security or other asset held by the Fund. A copy of the current Valuation Procedures is attached as Exhibit A. The Advisor agrees to notify the Sub-Advisor of any modification to the Valuation Procedures in a timely manner.

     5. STANDARD OF CARE. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such act or omission shall be referred to as "Disqualifying Conduct").

     6. COMPENSATION. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

     7. EXPENSES. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Corporation, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Corporation include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Directors' fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

     8. SERVICES TO OTHER COMPANIES OR ACCOUNTS. The Corporation understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Corporation has no objection to the Sub-Advisor so acting, provided that whenever the Corporation and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to allocate similarly opportunities to sell securities. The Corporation recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Corporation understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, as amended (the "Act"), the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Corporation and further agrees to surrender promptly to the Corporation copies of any of such records upon the Fund's or the Advisor's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 3la-2 under the Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Investment Advisors Act of 1940, as amended, for the period specified in said Rule.

     10. TERM OF AGREEMENT. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution.

Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(i) the Corporation's Board or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Corporation's Board who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 90 days' written notice (the date of termination may be less than or more than 90 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor), by the Advisor, by the Corporation's Board, by vote of holders of a majority of the Fund's shares or by the Sub-Advisor, and will terminate five business days after the Sub-Advisor receives written notice of the termination of the advisory agreement between the Corporation and the Advisor. This Agreement also will terminate automatically in the event of its assignment (as defined in the Act).

     11. INDEMNIFICATION. The Advisor agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for its Disqualifying Conduct.

          (a) The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses), arising, from the Sub-Advisor's misfeasance, bad faith or gross negligence in the performance off its duties or from its reckless disregard of its obligations and duties under this Agreement; provided, however, that nothing contained herein shall require that the Advisor or the Fund be indemnified for their Disqualifying Conduct as described herein.

     12. DISCLOSURE. Neither the Corporation nor the Advisor shall, without the prior written consent of the Sub-Advisor, make representations regarding or reference to the Sub-Advisor or any affiliates in any disclosure document.

     13. DELEGATION TO THIRD PARTIES. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, negligence or misconduct caused by such third party.

     14. TRADE SETTLEMENT AT TERMINATION. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund's custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Advisor. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

     15.  DISCLOSURE.

          (a) Neither the Advisor, the Fund or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information which they may be entitled or bound to disclose by law, regulation or which is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with the above paragraph (Delegation to Third Parties). Sub-Advisor agrees to provide the Chief Compliance Officer ("CCO") of the Advisor unrestricted access to the CCO of the Sub-Advisor and that the Sub-Advisor's CCO will timely notify the CCO of the Advisor to any material violations of the First American International Fund compliance policies and procedures.

          (b) Notwithstanding the provisions of Clause 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

          (c) Notwithstanding the provisions of Clauses 15(a) and 15(b), the Sub-Advisor shall be prohibited from consulting, or otherwise providing information relating to the Fund's portfolio, with any third party investment advisor engaged in providing portfolio management services to registered investment companies.

     16. INSTRUCTION TO CUSTODIAN. The Sub-Advisor shall not have control of the investments or cash in the Fund but shall have authority to issue to the Fund's custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund which it has initiated. The Advisor shall ensure that the Fund's custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement, including directions given under Paragraph 14. The Sub-Advisor will not be responsible for supervising the Fund's custodian.

     17. MONEY LAUNDERING. Each of the Advisor and the Fund confirms that where it is acting as principal or where it is acting on behalf of another person (notwithstanding that it enters into this Agreement and any transactions as principal), it is in compliance with the anti money laundering regulations that apply to it. The Advisor and the Fund shall provide any document or information to the Sub-Advisor that the Sub-Advisor may request for complying with its own anti money laundering regulations.

     18. TRANSACTIONS IN DERIVATIVES. The Fund is permitted to purchase, sell, hold and generally deal in and with domestic or foreign derivatives in accordance with its policies and restrictions as set forth in the current Registration Statement of the Corporation filed with the SEC and any applicable law.

     19. MISCELLANEOUS. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by Aimee Marcus in the case of the Sub-Advisor, the Advisor's General Counsel in the case of the Advisor, and the Fund's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change waiver, discharge or termination is sought. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof. This Agreement shall be governed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                        Very truly yours,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
Accepted:

J.P. Morgan Investment Management Inc.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                   SCHEDULE A

            34 BASIS POINTS ON THE FIRST $100 MILLION OF FUND ASSETS
             30 BASIS POINTS ON THE NEXT $250 MILLION OF FUND ASSETS
            24 BASIS POINTS ON THE NEXT $1.25 BILLION OF FUND ASSETS
            22 BASIS POINTS ON FUND ASSETS GREATER THAN $1.6 BILLION

     The Corporation, the Advisor and the Sub-Advisor agree that the above fee schedule is reflective of the total net asset value of the Fund as of the date of this Agreement. The Corporation, the Advisor and the Sub-Advisor agree to renegotiate the fee schedule in good faith if the Fund's assets should fall below $750 million.

FIRST AMERICAN INVESTMENT FUNDS, INC.
800 NICOLLET MALL
MINNEAPOLIS, MN 55402

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Jeffery M. Wilson, Joseph M. Ulrey III and Mark S. Jordahl, or any one of them, as proxies of the undersigned, with full power of substitution, to vote all shares of International Fund (the "Fund") held by the undersigned on October 12, 2004, at a special shareholder's meeting of the Fund, to be held at the offices of U.S. Bancorp Asset Management, Inc., located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, on December 8, 2004, at 3:00 p.m., and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the notice of special meeting and the accompanying proxy statement is hereby acknowledged.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND.

     1. TO APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE FUND AND J.P. MORGAN INVESTMENT MANAGEMENT INC. AS DESCRIBED IN THE PROXY STATEMENT:

          _____ FOR           _____ AGAINST          _____ ABSTAIN

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

DATED: _____________________, 2004


                                        ----------------------------------------
                                         Signature(s) (Title(s), if applicable)


     YOU MAY ALSO VOTE BY TOUCH TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-690-6903 OR ACCESS [WWW.PROXYWEB.COM]. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.

                             YOUR VOTE IS IMPORTANT!

                          PLEASE VOTE YOUR PROXY TODAY!

     YOU HAVE THREE EASY WAYS TO VOTE -- PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND CHOOSE THE METHOD THAT'S MOST CONVENIENT FOR YOU.

     - VOTE BY TELEPHONE. Call our toll-free dedicated voting number [1-800-690-6903]. The voting site is open 24 hours a day, 7 days a week. For each proxy card received, enter the CONTROL NUMBER printed on the card and follow the recorded instructions. Your vote will be confirmed at the end of the call.

     - VOTE ON THE INTERNET. Log on to our Internet voting web site-- [WWW.PROXYWEB.COM] and enter your CONTROL NUMBER. Follow the on-screen instructions. Vote each proxy card received separately. You may request an e-mail confirmation of your vote.

     - VOTE BY MAIL. Simply vote and sign the enclosed proxy card and return them in the enclosed postage-paid reply envelope. NOTE: PLEASE DO NOT RETURN YOUR PROXY CARDS IF YOU VOTE BY PHONE, INTERNET OR FAX.

     Please accept our thanks for your cooperation and prompt attention to this matter. YOUR VOTE IS VERY IMPORTANT AND WILL HELP SAVE THE EXPENSE OF A FOLLOW-UP REQUEST.